UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 8, 2023

NUTANIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37883	27-0989767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1740 Technology Drive, Suite 150

San Jose, California 95110

(Address of principal executive offices, including zip code)

(408) 216-8360

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000025 par value per share	NTNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2023 annual meeting of stockholders of Nutanix, Inc. (the “Company”) held on December 8, 2023 (the “2023 Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the exculpation of certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law (the “Charter Amendment”). A description of the Charter Amendment was set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on October 23, 2023. The Charter Amendment became effective upon the filing of a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on December 8, 2023 (the “Certificate of Amendment”).

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting, the Company’s stockholders voted on four proposals. A description of each proposal was set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on October 23, 2023. The number of votes cast for and against, and the number of abstentions and broker non-votes, as applicable, with respect to each proposal are set forth below.

1.
Proposal 1 – Election of Directors. The Company’s stockholders elected the following Class I director nominees to serve until the annual meeting of stockholders to take place after the end of the fiscal year ending July 31, 2024, and until their respective successors are duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Max de Groen	166,438,787	8,180,427	122,249	41,114,195
Steven J. Gomo	148,437,274	26,197,800	106,389	41,114,195
Mark Templeton	172,793,844	1,830,515	117,104	41,114,195
2.
Proposal 2 – Ratification of Selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for Fiscal Year 2024. This proposal was approved:

For	Against	Abstain
214,165,216	1,284,356	406,086
3.
Proposal 3 – Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
163,801,076	10,757,693	182,694	41,114,195
4.
Proposal 4 – Approval of Amendment to Amended and Restated Certificate of Incorporation to Permit the Exculpation of Officers. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
156,168,397	18,279,548	293,518	41,114,195

No other matters were submitted for stockholder action at the 2023 Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Nutanix, Inc.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTANIX, INC.

Date: December 12, 2023	By:	/s/ Tyler Wall
Tyler Wall
Chief Legal Officer